UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2007

Spectre Gaming, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-25764	41-1675041
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14200 23rd Avenue N.
Minneapolis, MN 55447
(Address of principal executive offices)

(763) 553-7601
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On Thursday, March 29, 2007, Spectre Gaming, Inc. (the “Company”) offered and sold an aggregate of approximately $293,000 in term promissory note (the “Notes”), solely to accredited investors in a private placement offering exempt from registration under the Securities Act of 1933. Since that date and the date of this report, the Company has subsequently received additional principal of approximately $369,500 and subscriptions for an additional $50,000. The Notes are unsecured, mature in one year, and are convertible into purchase price for other securities pursuant to their terms. In connection with the private placement, the Company agreed to permit investors to exercise certain common stock purchase warrants, the shares issuable upon exercise of which are not registered for resale, on a cashless conversion basis. The warrants so affected, however, cannot be converted by investors for an amount of common shares exceeding eight times the dollar amount loaned to the Company in exchange for Note. Currently, no investors have exercised their cashless conversion rights.

No securities offered and sold in the private placement were registered under the Securities Act. Therefore, no such securities may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 under the Securities Act. The disclosure about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c under the Securities Act.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectre Gaming, Inc.

Date: April 4, 2007	By:	/s/ Kevin M. Greer
Kevin M. Greer, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1
Form of Securities Purchase Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 17, 2006.

10.3	Form of Debenture issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 18, 2006.

10.3	Form of Common Stock Purchase Warrant issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 18, 2006.

10.4
Form of Registration Rights Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 17, 2006.

99.1	Press Release dated August 18, 2006.